UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2009

NORTHSIGHT CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53661	26-2727362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 North 87th Street, Suite 301 Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 272-7290

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*EXPLANATORY NOTE – The Registrant is amending its Form 8-K, filed on August 10, 2009, to include disclosure to Item 4.01 that the PCAOB revoked the registration of Moore and Scharfman.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 6, 2009, Moore & Associates, Chartered (“Moore”) resigned as the Registrant’s independent registered public accountants. The Board of Directors approved the engagement of Seale and Beers, CPAs (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for the fiscal year 2009. The New Accountant was engaged on August 6, 2009.

On August 27, 2009, the PCAOB revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with the Board investigation.

Moore was the Registrant’s independent registered public accountant as of May 2009 and through August 6, 2009 (approximately 3 months), therefore did not issue auditors’ reports on the financial statements for the years ended December 31, 2008 and December 31, 2007.

Moore reviewed the Registrant’s financial statements and notes to financial statements included in its Form 10-Q for the period ended March 31, 2009.  Moore did not review the Registrant’s financial statements included in its Form 10-Q for the period ended June 30, 2009. The New Accountant reviewed the Registrant’s financial statements included in the Registrant’s Form 10-Q for the period ended June 30, 2009.

Lawrence Scharfman CPA PA (“Scharfman”) was the Registrant’s independent registered public accountant for the years ended December 31, 2008 and December 31, 2007. Scharfman issued its auditor reports on the financial statements for the years ended December 31, 2008 and 2007.

On August 11, 2009, the PCAOB revoked the registration of Scharfman because of deficiencies in the conduct of certain of its audits and its procedures. As Scharfman is no longer registered with the PCAOB, the Registrant may not include Scharfman’s audit reports or consents in its future filings with the Commission.  The Registrant plans to have the New Accountant re-audit the year ended December 31, 2008 when the year ending December 31, 2009 is being audited or as necessary.

During the period of Moore and Scharfman’s engagement and through the date of this Current Report, there have been no disagreements with Moore and Scharfman (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore and Scharfman, would have caused them to make reference thereto in their report on financial statements for such years.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

1.
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested Moore and Scharfman to furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements.  A copy of Scharfman’s letter to the Commission is attached as Exhibits 16.3. Moore has indicated to the Registrant that he will not be issuing Exhibit 16 Letters.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.3	Letter from Lawrence Scharfman, dated September 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSIGHT CAPITAL, INC.

By: /S/ Steve Nickolas
Steve Nickolas, President

Date:  September 2, 2009